Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350

(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of DCT Industrial Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K, as amended, for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008	/s/ STUART B. BROWN
Stuart B. Brown Chief Financial Officer